HELPING HUMANS HEAL Investor Conference Call June 20, 2023 Exhibit 99.2

2 Disclaimer & Cautionary Statements Some of the information and statements contained in this presentation and certain oral statements made from time to time by representatives of MIMEDX constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that do not directly or exclusively relate to historical facts. Such forward-looking statements include statements regarding: • Future sales or sales growth; • Estimates of potential market size for the Company’s current and future products; • Plans for expansion outside of the U.S.; • Our belief that suspending our knee osteoarthritis clinical program and eliminating our regenerative medicine business unit will sharpen our focus, optimize our profitability profile and significantly improve cash flow generation, and our expectations as to associated one-time costs and resulting annualized savings; • Expectations regarding the U.S. Centers for Medicare and Medicaid Services (“CMS”) and Medicare Administrative Contractors (“MACs”) reimbursement policies and the impact of CMS and MAC reimbursement policy proposals on the Company's business and financial results in 2023 and beyond; • The effectiveness of amniotic tissue as a therapy for any particular intended uses or condition; and • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability, including in net sales, Adjusted EBITDA and Adjusted EBITDA margin.

3 Disclaimer & Cautionary Statements (cont.) Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, patient access to healthcare providers, the reimbursement environment and many other factors; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; and • Whether there is full access to hospitals and healthcare provider facilities, as a continuation or escalation of access restrictions or lockdown orders resulting from the ongoing COVID-19 pandemic or other health emergencies. The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission (the “SEC”). Any forward-looking statements speak only as of the date of this presentation and the Company assumes no obligation to update any forward-looking statement.

4 Use of Non-GAAP Financial Measures • In addition to our results in accordance with generally accepted accounting principles (“GAAP”), we provide certain non-GAAP metrics including Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA, and related margins. • We believe that the presentation of these measures provides important supplemental information to management and investors regarding our performance. • These measurements are not a substitute for GAAP measurements. • Company management uses these Non-GAAP measurements as aids in monitoring our ongoing financial performance from quarter-to- quarter and year-to-year on a regular basis and for benchmarking against comparable companies. • A reconciliation of certain of our non-GAAP metrics to the nearest comparable GAAP measurements is available on our web site and in our annual and quarterly filings with the SEC. • We are not able to provide a reconciliation of our Adjusted EBITDA margin financial outlook or guidance or other non-GAAP financial outlook or guidance to the corresponding GAAP measure without unreasonable effort because of the uncertainty and variability of the nature and amount of the non-recurring and other items that are excluded from such non-GAAP financial measures. – Such adjustments in future periods are generally expected to be similar to the kinds of charges excluded from such non-GAAP financial measures in prior periods. – The exclusion of these charges and costs in future periods could have a significant impact on our non-GAAP financial measures.

5 Announcing Strategic Realignment Increasing Focus on Wound & Surgical Business Suspending Knee Osteoarthritis (‘KOA’) Program & Disbanding Regenerative Medicine Business Unit Discussing Long Range Financial Targets Realignment sharpens our focus on our core Wound & Surgical end markets as we look to go broader & deeper in these channels while optimizing our profitability profile

MIMEDX: Focused on Global Leadership in Healing Solutions

Unparalleled Expertise

15

>15 Years Dedicated to Innovation in Wound Care

#1

#1 Amniotic Skin Substitute*

Relentless Innovation

UP

New Product Launches Creating New Opportunities for Growth

Unmatched Clinical & Scientific Evidence

Increasing Patient Access

300M+

Over 300,000,000 Payer Covered Lives

Targeted International Expansion

Best-in-Class Wound Product Portfolio

EPIFIX® | EPIFIX® MESH | EPICORD® | EPICORD® EXPANDABLE



Expanding Offering for Surgical Market

AMNIOFIX® | AMNIOCORD® | AMNIOEFFECT® | AXIOFILL® ECM PARTICULATE



* BiomedGPS – SmartTRAK. 2022 US Amniotic Tissue Market – Revenue Shares. https://www.smarttrak.com. Accessed April 13, 2023

6

MIMEDX

7 Introducing Our New ‘Why’ Statement & Company Vision Our Why: Our Vision: Helping Humans Heal To be the leading global provider of healing solutions through relentless innovation to restore quality of life

8 Suspending KOA Disbanding Regenerative Medicine business unit and eliminating clinical trial costs and associated expense Simplifies & focuses the Company on winning in the marketplace today Aligning resources in order to accelerate commercial success in Wound & Surgical Impact Expect to generate approximately $25 million in annualized savings One-time costs in Q2:23 expected to be approximately $5 million Cost Savings Expected to significantly improve profitability and cash flow generation

9 Sizable Opportunities in Wound & Surgical End Markets $1.1B $1.5B $0.9B $1.3B$0.5B $0.7B MIMEDX 2022 Net Sales 2022 2026E U.S. Wound U.S. Surgical Japan $2.5B $3.5B $268MM *CAGRs are the estimated cumulative annual growth rates for the period January 1, 2022 through December 31, 2026 BioMed GPS SmartTrak; 3rd party proprietary assessment; GlobalData Tissue Engineered-Skin Sub Data Model Wound Management Year 2020 – retrieved Sept 2021; Management estimates Favorable Demographic Trends & Increasing Need for Wound Solutions for Large & Growing Patient Population CAGRs* +9% +9% +10% +8% Total Addressable Markets

10 Targeting Above Market Growth & Improving Financial Profile In the long term, expect to deliver low double-digit percentage net sales growth on an annual basis With strong start to year, anticipating 2023 full year net sales growth percentage to be higher - in the mid-teens On a pro-forma basis, assuming realignment took place Jan. 1, 2023, expect Adjusted EBITDA margin percentage in the mid-to- high teens for full year 2023 Anticipate Q2:23 investor call in early August Net Sales Growth Profitability Potential to double 2022 annual net sales over the next few years Over time, Adjusted EBITDA margin has potential to be 20%+

11 Our Strategic Priorities Remain Build leadership position in Wound & Surgical Develop opportunities in adjacent markets Demonstrate corporate discipline around expenses • Grow in all sites-of-service • Regain share in private physician office • Go deeper and wider in Surgical Recovery • Invest organically and inorganically in our product pipeline • Numerous potential opportunities to augment growth profile • Accelerating sustainable profitability and cash flow, beginning today • Continue to focus on enhancing efficiencies across organization and achievement of near-term expense and profitability targets helping humans heal